Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick Orr, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.       The Quarterly Report on Form 10-Q of Adynxx, Inc. for the quarter ended June 30, 2019, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects, the financial condition and results of operations of Adynxx, Inc.

Date: August 14, 2019

/s/ Rick Orr_____________________ Rick Orr President and Chief Executive Officer (principal executive officer and principal financial officer)

A signed original of this written statement required by Section 906 of 18 U.S.C. § 1350 has been provided to Adynxx, Inc. and will be retained by Adynxx, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.